SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2010


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-52402                 27-2478133
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)


1100 Wicomico Street, Suite 700, Baltimore, Maryland               21224
      (Address of Principal Executive Offices)                   (Zip Code)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
  (Former Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     Since November 30, 2010, the Company has issued the following securities without registration under the Securities Act of 1933:

                              COMMON STOCK ISSUED:

Date of Issuance        Shares      Consideration      Reason for Issuance
----------------        ------      -------------      -------------------

December 1, 2011       2,000,000      $ 80,200       Services rendered
December 1, 2011       6,000,000      $240,600       Services rendered
December 2, 2011       2,777,778      $ 25,000       Debt Conversion
December 7, 2011       1,000,000      $ 22,100       Services rendered
December 7, 2011         750,000      $  7,500       Debt Conversion (1)
December 14, 2011      1,500,000      $  7,500       Debt Conversion (1)
January 5, 2011          100,000      $  1,250       Services rendered
January 5, 2011        1,750,000      $  1,750       Debt Conversion (1)
January 11, 2011       4,692,700      $ 46,927       Debt Conversion
January 16, 2011       2,000,000      $ 70,000       Services rendered
January 16, 2011       1,000,000      $ 10,000       Additional Consideration
                                                      paid for extension of Loan
January 16, 2011       5,000,000      $ 20,000       Debt Conversion (2)
January 16, 2011       5,000,000      $ 25,000       Debt Conversion
January 17, 2011       2,500,000      $ 35,000       Services
February 19, 2011      9,090,900      $ 25,000       Debt Conversion (3)
February 19, 2011      9,090,900      $ 25,000       Debt Conversion (3)
February 19, 2011      5,000,000      $ 15,250       Debt Conversion (2)
February 24, 2011      7,000,000      $ 19,677       Debt Conversion (4)
March 3, 2011          8,428,572      $ 14,750       Debt Conversion (2)
March 3, 2011         10,000,000      $ 17,500       Debt Conversion (4)
March 3, 2011          6,250,000      $ 25,000       Debt Conversion (3)
March 8, 2011          1,219,512      $  5,000       Debt Conversion
March 16, 2011         8,000,000      $ 18,800       Debt Conversion (2)
March 16, 2011        10,000,000      $ 25,000       Debt Conversion (3)
March 23, 2011        10,000,000      $ 30,000       Services rendered
March 24, 2011         3,896,104      $  9,000       Debt Conversion
March 28, 2011        13,333,334      $ 20,000       Debt Conversion (1)
March 29, 2011        15,000,000      $ 30,000       Debt Conversion

----------
(1) Represents same entity.
(2) Represents same entity.
(3) Represents same entity.
(4) Represents same entity.

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
                             PREFERRED STOCK ISSUED:

     On December 29, 2010,  the Company's  Board of Directors  approved  certain resolutions fixing and designating a number of shares and the rights, preferences, privileges and restrictions to the Series A Convertible Preferred Stock ("Series A Preferred") and authorized the officers of the Company to file a Certificate of Designation of Series A Convertible Preferred Stock with the Secretary of State of Delaware ("Certificate of Designation"). In January 2011, the Secretary of State of Delaware approved the filing of the Certificate of Designation.

     In January 2011, the Board of Directors of the Company approved the issuance of 5,000,000 shares of Series A Preferred to Sutton Global Associates, Inc., a related party owned by our President, Isaac H. Sutton, in exchange for the cancellation of $250,000 in indebtedness owed by the Company to Sutton Global Associates, Inc. The 5,000,000 shares of Series A Preferred were, in fact, issued to Sutton Global Associates, LLC on February 4, 2011.

     No broker or underwriter was involved in any of the above transaction Management believes the above shares of Common Stock and Series A Preferred Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     As discussed above in Item 3.02, the Company filed a Certificate of Designation with the Secretary of State of Delaware on January 10, 2011. Each share of Series A Preferred is convertible into ten (10) shares of the Company's common stock. Each share of Series A Preferred is entitled to 500 votes on any matters considered and voted upon by the Company's holders of common stock.

     The consequences of the Certificate of Designation and the subsequent issuance of 5,000,000 shares of Series A Preferred to Sutton Global Associates, LLC are (i) that in the event Sutton Global Associates, LLC converts the Series A Preferred into common stock, the then shareholders of the Company will incur dilution of their equity ownership position in the Company; and (ii) Sutton Global Associates, LLC, having the right to cast 2,500,000,000 votes on any matter presented to, and voted upon by, the Company's shareholders, effectively controls the nomination, selection and election of directors, an entrenches management such that it cannot be removed from office without the vote and consent of Sutton Global Associates, LLC and its owner, Isaac H. Sutton, the Company's President.

ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 1, 2011, the Company appointed Adam Kolodny to the position of Chief Financial Officer. Mr. Kolodny will be compensated at the rate of $6,000 per month. No employment agreement was entered into between the Company and Mr. Kolodny. Mr. Kolodny's business experience and background are set forth in the biographical information set forth below.

     Mr. Kolodny is a seasoned senior executive with cross-industry experience in the management of high growth, dynamic global companies. From 2008 through 2010, Mr. Kolodny served as an operational and financial consultant for companies engaged in, among other things, manufacturing and data services. From 2001 through 2007, Mr. Kolodny served as the Chief Operating Officer and Chief Financial Officer for PT-1 Communications. He was appointed to this position by that company's secured lenders. Mr. Kolodny was instrumental in the re-engineering of PT-1 Communications.

     Mr. Kolodny began his professional career as an accountant with Laventhol & Horwath, where he focused on technology and public companies. He received his Bachelor of Business Administration (Accounting) from Hofstra University n 1986.

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
                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 1, 2011

                                            SAVWATT USA, INC.


                                            By: /s/ Michael Haug
                                               ---------------------------------
                                               Michael Haug
                                               Chief Executive Officer


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